AMENDMENT NUMBER 8
TO THE CANADIAN PACIFIC RAILWAY COMPANY PENSION PLAN
CONSOLIDATED AS AT JANUARY 1, 2009
AMENDMENTS FOR CPPA, IBEW, RCTC, TCRC-RTE and TCRC-MWED EFFECTIVE JANUARY 1, 2013
Effective January 1, 2013,

1.	Delete subparagraph 2.21(b) and replace it with the following:
“(b)    Earnings shall be modified to include incentive pay for periods of Union Service,

(i)	on and after January 1, 2004, for CAW-TCA Service,

(ii)	on and after July 1, 2008 and received on or before December 31, 2013 for TCRC-RTE Service, and

(iii)	on and after January 1, 2004 and received on or before December 31, 2013 for CPPA, IBEW, RCTC, TCRC-MWED and TC/USWA Service.

2.	Delete subparagraph 2.27(c) and replace it with the following:

“(c)	For clarity, for periods of Union Service, Highest Plan Earnings shall be determined separately for periods of:

(i)	CAW-TCA Service,

(A)	prior to January 1, 2004, where Base Earnings do not include incentive pay, and

(B)	on and after January 1, 2004, where Base Earnings include incentive pay, as set out in subparagraph 2.21(b),
and

(ii)	TCRC-RTE Service,

(A)	prior to July 1, 2008, where Base Earnings do not include incentive pay,

(B)	on and after July 1, 2008 and before January 1, 2013, where Base Earnings include incentive pay, as set out in subparagraph 2.21(b), and

(C)	on and after January 1, 2013, where Base Earnings do not include incentive pay,
and

(iii)	CPPA, IBEW, RCTC, TCRC-MWED and TC/USWA Service,

(A)	prior to January 1, 2004 where Base Earnings do not include incentive pay,

(B)	on and after January 1, 2004 and before January 1, 2013, where Base Earnings include incentive pay, as set out in subparagraph 2.21(b), and

(C)	on and after January 1, 2013, where Base Earnings do not include incentive pay.

3.	Delete subparagraph 5.01(a.1) and replace it with the following:

“(a.1)
Subject to 5.01(a.2), notwithstanding subparagraph 5.01(a), if a Canadian Employee’s last date of hire with the Company is on or after January 1, 2013 and that Member is accruing Union Service, then that Member shall contribute to the Fund as follows:

(i)	for Earnings that do not exceed the Year’s Maximum Pensionable Earnings, 4.3% of those Earnings; and

(ii)	for Earnings that exceed the Year’s Maximum Pensionable Earnings, 6.3% of those Earnings.

4.	Add a new subparagraph 5.01(a.2) after subparagraph 5.01(a.1), as follows:

“(a.2)
Where a Member’s last date of hire with the Company is on or after January 1, 2013 and that Member is represented by the CAW-TCA, then that Member shall contribute to the Fund in accordance with 5.01(a) in respect of CAW-TCA Service.

5.	Delete clause 5.01(e)(i) and replace it with the following:

“(e)
(i)    For the purposes of subparagraphs 5.01(a), 5.01(c) and 5.01(d), as such subparagraphs refer to a period of Union Service, “Earnings” are limited to the product of fifty (50) and the Defined Benefit Limit for the year in which the contribution is to be made; provided that, for Members represented by the TCRC-MWED, CPPA, TC/USWA, and IBEW, for periods of Pensionable Service on and after January 1, 2013, “Earnings” are limited to the product of fifty (50) and the Pension Limit.”

6.	Remove last sentence in paragraph 8.01 and add new subparagraphs 8.01(d) and 8.01(e) after subparagraph 8.01(c), as follows:

“(d)
Notwithstanding subparagraph 8.01(b), if a Member’s last date of hire with the Company is on or after January 1, 2013, then the percentage 1.8% in the table in subparagraph 8.01(b) in respect of Union Service that is not CAW-TCA Service, is replaced with 1.7%.”

“(e)    For purposes of subparagraphs (a), (b), (c) and (d) above, the Highest Plan Earnings to be used for each period of Pensionable Service shall reflect the definition of Highest Plan Earnings as applicable for each Union or as a Management Employee at the Member’s Date of Cessation of Membership.”

7.	Add new paragraphs 8.08 and 8.09, as follows:

“8.08	Application of Pension Limit – TCRC-MWED, CPPA, TC/USWA and IBEW Past Service

(a)	Notwithstanding paragraph 1A.01 and paragraph 8.01, but subject to subparagraph 8.08(c), for any Member represented by the:

(i)	TCRC-MWED on January 25, 2013,

(ii)	CPPA on December 7, 2012,

(iii)	TC/USWA on November 8, 2012, or

(iv)	IBEW December 18, 2012,
the portion of such Member’s annual pension in respect of all of the Member’s Pensionable Service prior to January 1, 2013, calculated at the Member’s Date of Cessation of Membership, shall not exceed the product of the Member’s Pensionable Service for such period and the Pension Limit.

(b)	For any Member who, at

(i)	January 25, 2013, is not then represented by the TCRC-MWED

(ii)	November 8, 2012, is not then represented by the TC/USW,

(iii)	December 7, 2012, is not then represented by the CPPA, and

(iv)	December 18, 2012, is not then represented by the IBEW,
but who thereafter becomes so represented by the TCRC-MWED, CPPA, TC/USWA or the IBEW, the provisions of subparagraph (a) will apply to such Member in respect of all of the Member’s Pensionable Service prior to the later of (1) the earliest date at which the Member becomes represented by the TCRC-MWED, CPPA, TC/USWA or the IBEW, and (2) January 1, 2013.

(c)	Notwithstanding subparagraphs (a) and (b), if,

(i)	at January 1, 2013, for a Member described in subparagraph (a), or

(ii)	at the later of (1) the earliest date at which the Member becomes represented by the TCRC-MWED, CPPA, TC/USWA or the IBEW, or (2) January 1, 2013, for a Member described in subparagraph (b), such Member’s

(A)
Pension Accrued for all Pensionable Service prior to such date, calculated using such date as the Member’s Date of Cessation of Membership and using the Member’s Highest Plan Earnings and the Average Year’s Maximum Pensionable Earnings at that date, but subject to application of paragraph 8.06 and paragraph 8.07 to the amount so calculated, exceeds

(B)	the product of the Pension Limit and the Member’s Pensionable Service at that date, then the portion of such Member’s annual pension in respect of all of the Member’s Pensionable Service prior to such date shall be the amount referred to in subclause (A).

8.09	Application of Pension Limit – TCRC-MWED, CPPA, TC/USWA and IBEW Future Service
Notwithstanding subparagraphs 8.01(b),(c) and (d), for a Member represented by the TCRC-MWED, CPPA, TC/USWA or the IBEW, the portion of the Member’s annual pension calculated at the Member’s Date of Cessation of Membership in respect of periods of Pensionable Service in Canada on or after the later of:

(a)	January 1, 2013, and

(b)	the earliest date at which the Member became represented by the TCRC-MWED, CPPA, TC/USWA or the IBEW, shall not exceed the product of (i) and (ii), where:

(i)	is the Member’s Pensionable Service in such periods, and
(ii)    is the Pension Limit.”